Innovator IBD 50 ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Aerospace/Defense - 4.7%
HEICO Corp.	1,272	$415,690
Innovative Solutions and Support, Inc. (a)	53,158	826,075
Rocket Lab Corp. (a)(b)	58,221	2,673,508
		3,915,273

Banks - 0.4%
Bancorp, Inc. (a)(b)	5,881	371,444

Biotechnology - 1.0%
BeOne Medicines Ltd. - ADR (a)(b)	2,773	835,034

Commercial Services - 5.5%
Affirm Holdings, Inc. (a)	37,367	2,561,881
Quanta Services, Inc.	4,036	1,639,141
Toast, Inc. - Class A (a)	8,619	420,952
		4,621,974

Diversified Financial Services - 11.7%
Circle Internet Group, Inc. (a)(b)	12,117	2,223,712
Coinbase Global, Inc. - Class A (a)	2,055	776,297
Futu Holdings Ltd. - ADR	16,943	2,603,800
Interactive Brokers Group, Inc. - Class A	25,823	1,692,956
SoFi Technologies, Inc. (a)	75,841	1,712,490
StoneX Group, Inc. (a)	8,549	831,304
		9,840,559

Electrical Components & Equipment - 4.5%
American Superconductor Corp. (a)	66,609	3,786,722

Electronics - 10.0%
Amphenol Corp. - Class A	24,354	2,593,944
Celestica, Inc. (a)	16,953	3,388,227
Jabil, Inc.	10,704	2,388,812
		8,370,983

Engineering & Construction - 6.1%
Comfort Systems USA, Inc.	2,984	2,098,647
TSS, Inc. (a)(b)	110,739	3,012,101
		5,110,748

Internet - 5.4%
DoorDash, Inc. - Class A (a)	1,700	425,425
Kanzhun Ltd. - ADR (a)	20,552	389,666
Robinhood Markets, Inc. - Class A (a)	28,032	2,888,697
Shopify, Inc. - Class A (a)	6,690	817,585
		4,521,373

Investment Companies - 2.9%
IREN Ltd. (a)(b)	150,686	2,427,552

Iron/Steel - 2.4%
ATI, Inc. (a)	26,068	2,005,672

Lodging - 2.7%
Atour Lifestyle Holdings Ltd. - ADR	67,642	2,287,652

Machinery-Construction & Mining - 6.1%
Argan, Inc.	13,236	3,242,555
Vertiv Holdings Co. - Class A	12,560	1,828,736
		5,071,291

Machinery-Diversified - 2.9%
Symbotic, Inc. (a)(b)	45,354	2,446,848

Mining - 1.4%
Agnico Eagle Mines Ltd.	3,214	399,693
Cameco Corp.	5,165	387,013
Triple Flag Precious Metals Corp.	17,146	391,272
		1,177,978

Pharmaceuticals - 3.3%
Mirum Pharmaceuticals, Inc. (a)	7,705	398,194
Rhythm Pharmaceuticals, Inc. (a)	27,933	2,380,730
		2,778,924

Retail - 2.8%
Urban Outfitters, Inc. (a)	31,449	2,367,481

Semiconductors - 10.9%
ACM Research, Inc. - Class A (a)	13,540	411,075
Astera Labs, Inc. (a)	20,529	2,806,930
NVIDIA Corp.	9,574	1,702,928
Ouster, Inc. (a)	107,374	2,510,404
Rambus, Inc. (a)	12,397	916,510
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	3,402	821,991
		9,169,838

Software - 13.8%
Cloudflare, Inc. - Class A (a)	8,645	1,795,394
Doximity, Inc. - Class A (a)	26,806	1,574,853
Life360, Inc. (a)(b)	21,595	1,653,961
Palantir Technologies, Inc. - Class A (a)	18,507	2,930,583
ROBLOX Corp. - Class A (a)	13,784	1,899,297
Snowflake, Inc. - Class A (a)	3,847	859,804
Veeva Systems, Inc. - Class A (a)	2,858	812,244
		11,526,136

Telecommunications - 1.1%
Arista Networks, Inc. (a)	7,233	891,250
TOTAL COMMON STOCKS (Cost $68,519,299)		83,524,732

SHORT-TERM INVESTMENTS - 12.5%		Value
Investments Purchased with Proceeds from Securities Lending - 12.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58%(c)	10,444,765	10,444,765
TOTAL SHORT-TERM INVESTMENTS (Cost $10,444,765)		10,444,765

TOTAL INVESTMENTS - 112.1% (Cost $78,964,064)		93,969,497
Money Market Deposit Account - 0.2% (d)		182,775
Liabilities in Excess of Other Assets - (12.3)%		(10,307,757)
TOTAL NET ASSETS - 100.0%		$83,844,515
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $10,404,484.
(c)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Innovator IBD 50 ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$83,524,732	$–	$–	$83,524,732
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	10,444,765
Total Investments	$83,524,732	$–	$–	$93,969,497

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $10,444,765 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of July 31, 2025 (% of Net Assets)

Common Stocks	$83,524,732	99.6%
Investments Purchased with Proceeds from Securities Lending	10,444,765	12.5
Money Market Deposit Account	182,775	0.2
Liabilities in Excess of Other Assets	(10,307,757)	(12.3)
	$83,844,515	100.0%